AT ANDREA ELECTRONICS
---------------------
Corisa L. Guiffre, Chief Financial Officer

(631) 719-1800
(800) 707-5779



FOR IMMEDIATE RELEASE
---------------------

May 11, 2004

        ANDREA ELECTRONICS ANNOUNCES FIRST QUARTER 2004 FINANCIAL RESULTS
        -----------------------------------------------------------------
NET REVENUES UP, NET LOSS DOWN, BALANCE SHEET REFLECTS RESTRUCTURING AND NEW FINANCING

MELVILLE, NEW YORK, MAY 11, 2004 - Andrea Electronics Corporation (AMEX: AND) today reported that net revenues for the quarter ended March 31, 2004 were approximately $1.6 million, inclusive of sales return recovery - restructuring of $0.2 million, as compared to net revenues of $1.3 million for the same quarter in 2003. Net loss for the quarter ended March 31, 2004 was approximately $0.5 million, or a basic and diluted loss attributable to common shareholders per share of $0.05, as compared to a net loss of approximately $0.8 million, or a basic and diluted loss attributable to common shareholders per share of $0.04, for the same quarter in 2003. The net loss for the quarter ended March 31, 2003 included income from discontinued operations of approximately $0.3 million, or basic and diluted income attributable to common shareholders per share of $0.01.

"On a comparative basis, net revenues in the first quarter of 2004, inclusive of sales return recovery - restructuring of $0.2 million, increased 22% from the first quarter of last year and also rose 9% sequentially from the fourth quarter of 2003," stated Corisa L. Guiffre, Vice President and Chief Financial Officer. "Furthermore, research and development and general, administrative and selling expenses, on a combined basis, decreased 17% as compared to the same quarter last year and 4% from the fourth quarter of 2003. Overall, Andrea has experienced three consecutive quarters of rising net revenues and declining non-impairment related operating losses, which remains encouraging," Ms. Guiffre concluded.

"During the first quarter of 2004, our balance sheet restructuring initiative was successfully accomplished when a group of new investors converted mezzanine debt into permanent equity while also providing $1.25 million of critical new equity financing for Andrea, and with another $1.25 million capital infusion upon shareholder approval and registration," stated Paul E. Donofrio, President and Chief Executive Officer. "In addition, our asset and technology rationalization goal was recently achieved through the transformation and streamlining of our Lamar Signal Processing operation in Israel into a digital engineering and customer support center. Significant strides have also been made in reducing our overall expenditures, another of our key milestones, especially in such areas as payroll and related expenses, legal and professional fees and insurance costs, but a focused and dedicated effort must still be put forth. Broadening our sales channels, and deepening our overall penetration into these markets, remains the most critical strategic initiative that the Company currently faces. Initial progress in this area was recently reported with the Centra Software Summit keynote speaker sponsorship, as this partnership should provide ample opportunity for Andrea to increase its overall headset revenues," Mr. Donofrio concluded.

For the first quarter of 2004, Andrea Anti-Noise Products revenues were approximately $0.8 million, inclusive of sales return recovery - restructuring of $0.2 million, as compared to $0.8 million for the first quarter of 2003. For the first quarter of 2004, Andrea DSP Microphone and Audio Software Products revenues were approximately $0.8 million as compared to $0.5 for the first quarter of 2003. The increase in the Andrea DSP Microphone and Audio Software Products revenues is primarily attributable to increased product shipments to several of our OEM customers.

At March 31, 2004, we had total cash and cash equivalents of approximately $1.8 million. Total assets were approximately $8.8 million with total current assets of approximately $3.7 million. Total liabilities were approximately $3.5 million with total current liabilities of approximately $2.9 million. Total shareholders' equity at March 31, 2004 was approximately $5.4 million, which increased approximately $7.9 million from the December 31, 2003 total shareholders' deficiency of approximately $2.5 million. This increase is primarily due the balance sheet restructuring and initial capital infusion that took place during the first quarter of 2004.

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Andrea Electronics Announces First Quarter 2004 Results
Page 2


ABOUT ANDREA ELECTRONICS

Andrea Electronics Corporation designs, develops and manufactures audio technologies and equipment for enhancing applications that require high performance and high quality voice input. The Company's patented Digital Super Directional Array (DSDA(R)), patent-pending Directional Finding and Tracking Array (DFTA(R)), patented PureAudio(R), and patented EchoStop(TM) far-field microphone technologies enhance a wide range of audio products to eliminate background noise and ensure the optimum performance of voice applications. Visit Andrea Electronics' website at www.AndreaElectronics.com or call 1-800-442-7787.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE WORDS "ANTICIPATES," "BELIEVES," "ESTIMATES," "EXPECTS," "INTENDS," "PLANS," "SEEKS," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE MATTERS THAT ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT, INCLUDING ECONOMIC, COMPETITIVE, GOVERNMENTAL, TECHNOLOGICAL AND OTHER FACTORS, THAT MAY AFFECT THE BUSINESS AND PROSPECTS OF ANDREA ELECTRONICS CORPORATION (THE "COMPANY"). THE COMPANY CAUTIONS INVESTORS ABOUT THE FOLLOWING SIGNIFICANT FACTORS, WHICH, AMONG OTHERS, HAVE IN SOME CASES AFFECTED THE COMPANY'S ACTUAL RESULTS AND ARE IN THE FUTURE LIKELY TO AFFECT THE COMPANY'S ACTUAL RESULTS AND COULD CAUSE THEM TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD- LOOKING STATEMENTS: THE RATE AT WHICH ANDREA ANTI-NOISE, DSDA, DFTA AND OTHER ANDREA TECHNOLOGIES ARE ACCEPTED IN THE MARKETPLACE; THE COMPETITIVENESS OF ANDREA ANTI-NOISE, DSDA, DFTA AND OTHER ANDREA PRODUCTS IN TERMS OF TECHNICAL SPECIFICATIONS, QUALITY, PRICE, RELIABILITY AND SERVICE; THE SUFFICIENCY OF THE COMPANY'S FUNDS FOR RESEARCH AND DEVELOPMENT, MARKETING AND GENERAL AND ADMINISTRATIVE EXPENSES; INFRINGEMENT AND OTHER DISPUTES RELATING TO PATENTS AND OTHER INTELLECTUAL PROPERTY RIGHTS HELD OR LICENSED BY THE COMPANY OR THIRD PARTIES; THE COMPANY'S CONTINUING ABILITY TO ENTER AND MAINTAIN COLLABORATIVE RELATIONSHIPS WITH OTHER MANUFACTURERS, SOFTWARE AUTHORING AND PUBLISHING COMPANIES, AND DISTRIBUTORS; THE EMERGENCE OF NEW COMPETITORS IN THE MARKETPLACE; THE COMPANY'S ABILITY TO COMPETE SUCCESSFULLY AGAINST ESTABLISHED COMPETITORS WITH GREATER RESOURCES; THE UNCERTAINTY OF FUTURE GOVERNMENTAL REGULATION; THE COMPANY'S ABILITY TO OBTAIN ADDITIONAL FUNDS; AND GENERAL ECONOMIC CONDITIONS. NO ASSURANCE CAN BE GIVEN THAT THE COMPANY WILL ACHIEVE ANY MATERIAL SALES OR PROFITS FROM THE PRODUCTS INTRODUCED IN THIS RELEASE. THESE AND OTHER SIMILAR FACTORS ARE DISCUSSED UNDER THE HEADING "CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS" INCLUDED IN THE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AND IN THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS, AND IN DOCUMENTS SUBSEQUENTLY FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION.



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Andrea Electronics Announces First Quarter 2004 Results
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ANDREA ELECTRONICS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                  For the Three Months Ended
                                                                              March 31, 2004      March 31, 2003
Revenues

    Product revenues                                                          $      927,652     $      864,405
    License revenues                                                                 416,670            416,670
                                                                             ----------------    ---------------
               revenues                                                            1,344,322          1,281,075

Sales Returns recovery - restructuring                                               215,325              -
                                                                             ----------------    ---------------

               Net revenues                                                        1,559,647          1,281,075


Cost of revenues                                                                     692,129            571,478
                                                                             ----------------    ---------------

               Gross margin                                                          867,518            709,597

Research and development expenses                                                    399,467            780,720

General, administrative and selling expenses                                       1,080,360          1,011,748
                                                                             ----------------    ---------------

               Loss from operations                                                 (612,309)        (1,082,871)
                                                                             ----------------    ---------------

Other income
    Interest income, net                                                               1,350             27,997
    Rent and miscellaneous income                                                     77,472              5,117
                                                                             ----------------    ---------------

               Other income                                                           78,822             33,114
                                                                             ----------------    ---------------


               Loss from continuing operations                                      (533,487)        (1,049,757)

Income from discontinued operations, net of $0 tax                                     -                292,251
                                                                             ----------------    ---------------


               Net loss                                                             (533,487)          (757,506)
                                                                             ================   ================



Basic and diluted (loss) income per share:


    Numerator for (loss) income per share:
      Loss from continuing operations                                         $     (533,487)    $   (1,049,757)
       Series C Redeemable Convertible Preferred Stock dividends                      45,518            110,519
       Series C Convertible Preferred Stock deemed dividend                          469,465              -
       Series D Convertible Preferred Stock beneficial conversion feature            753,012              -
                                                                             ----------------   ----------------
         loss from continuing operations attributable to common
            shareholders - basic and diluted                                      (1,801,482)        (1,160,276)

       Income from discontinued operations, net of $0 tax                              -                292,025
                                                                             ----------------   ----------------
         Net loss attributable to common shareholders - basic and diluted     $   (1,801,482)    $     (868,025)
                                                                             ================   ================
    Denominator for (loss) income per share:
       Basic and diluted weighted average shares                                  35,008,088         21,320,935
                                                                             ================   ================

    Basic and diluted loss from continuing operations per share               $         (.05)    $         (.05)

    Basic and diluted income from discontinued operations per share                      -       $          .01
                                                                             ----------------   ----------------

    Basic and diluted net loss attributable to common shareholders per share

                                                                              $        (.05)     $         (.04)
                                                                             ================   ================
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Andrea Electronics Announces First Quarter 2004 Results
Page 4
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ANDREA ELECTRONICS CORPORATION AND SUBSIDIARIES


CONSOLIDATED BALANCE SHEETS
                                                                                                                    December 31,
                                                                                                March 31, 2004          2003
                                                                                                 (unaudited)         (audited)
                                                                                               --------------     --------------

                                     ASSETS
                                     ------
Current Assets
      Cash and cash equivalents                                                                $    1,788,196     $    1,725,041
      Accounts receivable, net of allowance for doubtful accounts of $41,404
         and $56,697, respectively                                                                    491,228            611,422
      Note receivable
                                                                                                       -                 354,986
      Inventories, net                                                                              1,133,501          1,301,791
      Prepaid expenses and other current assets                                                       249,601            181,018
                                                                                               --------------     --------------
         Total current assets                                                                       3,662,526          4,174,258

Property and equipment, net                                                                           186,748            219,182
Intangible assets, net                                                                              4,690,357          4,805,630
Other assets, net                                                                                     265,135            268,090
                                                                                               --------------     --------------
         Total assets                                                                          $    8,804,766     $    9,467,160
                                                                                               ==============     ==============

                LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
                -------------------------------------------------

Current Liabilities:
      Trade accounts payable                                                                   $      350,729     $      731,092
      Current portion of long-term debt                                                                11,405             16,527
      Accrued restructuring charges                                                                     -                238,391
      Deferred revenue                                                                              1,658,453          1,666,680
      Other current liabilities                                                                       902,556          1,714,439
                                                                                               --------------     --------------
         Total current liabilities                                                                  2,923,143          4,367,129

Deferred revenue                                                                                      304,841            713,284
Other liabilities                                                                                     225,751            238,671
                                                                                             ----------------   ----------------
         Total liabilities                                                                          3,453,735          5,319,084
                                                                                             ----------------   ----------------

Series C Redeemable Convertible Preferred Stock, net, $.01 par value; authorized: 1,500 shares; issued and outstanding: 0 and 677 shares, respectively; liquidation value: $0
   and $6,771,876, respectively                                                                         -              6,692,603
                                                                                              ---------------   ----------------

Commitments and contingencies

Shareholders' equity (deficiency):
   Preferred stock, $.01 par value; authorized: 3,747,500 and 4,997,500 shares,
     respectively; none issued and outstanding                                                          -                  -
   Series C Convertible Preferred Stock, net, $.01 par value; authorized: 1,500 shares;
     issued and outstanding: 247 and 0 shares, respectively; liquidation value: $2,471,256
     and $0, respectively                                                                                   2              -
   Series D Convertible Preferred Stock, net, $.01 par value; authorized: 1,250,000 shares; issued and outstanding: 1,250,000 and 0 shares, respectively; liquidation
     value: $1,250,000 and $0 respectively                                                             12,500              -
   Common stock, $.01 par value and $.01 par value, respectively; authorized:
     200,000,000 shares; issued and outstanding: 46,269,763 and 27,245,932 shares,
     respectively                                                                                     462,697            272,459
   Additional paid-in capital                                                                      75,024,762         65,578,653
   Deferred stock compensation                                                                       -                    (2,673)
   Accumulated deficiency                                                                         (70,148,930)       (68,392,966)
                                                                                               --------------     ---------------
                  Total shareholders' equity (deficiency)                                           5,351,031         (2,544,527)
                                                                                               --------------     ---------------
                  Total liabilities and shareholders' equity (deficiency)                      $    8,804,766     $    9,467,160
                                                                                               ==============     ===============

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